MERRILL LYNCH
                                                                INTERMEDIATE
                                                                GOVERNMENT
                                                                BOND FUND

                               [GRAPHIC OMITTED]

                                                       STRATEGIC
                                                                Performance


                                                                Quarterly Report
                                                                July 31, 1998

Merrill Lynch Intermediate Government Bond Fund

DEAR SHAREHOLDER

Interest rates trended lower during the three months ended July 31, 1998. The yield on the ten-year Treasury note started the quarter at 5.67%, and closed the quarter near 5.50%. Most of the rally occurred in the first half of the July quarter, and bonds traded in a very narrow range for the last two months.

During the most recent Federal Open Market Committee (FOMC) meeting, the Federal Reserve Board indicated that while it would not immediately change its interest rate policy, it was leaning toward tightening its stance. In fact, two members of the FOMC actually voted for an increase in interest rates at this meeting. In his Humphrey-Hawkins testimony before Congress in mid-July, Federal Reserve Board Chairman Alan Greenspan said that he was concerned that the low unemployment rate and shortages of workers in many industries would keep pressure on labor costs and cause inflation to accelerate. Policymakers are paying close attention to events on both the domestic and international fronts, including the events in Asia, as they gauge the outlook for US gross domestic product (GDP) and inflation. Second quarter GDP growth slowed to a 1.4% rate, down sharply from the first quarter's 5.5% annual pace. Much of this drop was attributable to inventory swings. Consumer spending slowed slightly from 6.1% in the first quarter of 1998 to 5.8% in the second quarter, which is still a robust pace. Despite this strong economic data, inflation remains remarkably tame. Falling oil prices, lower import prices from Asia and a strong US dollar have all helped, despite an increasing employment cost index. For the month of June, the annual rate of change for the consumer price index was a mere 1.6%, and only 2.2% when excluding food and energy prices. We believe that the bond market will continue to be caught in a trading range between the crosscurrents of weak overseas markets and strong domestic demand. While it is likely that investor sentiment will change frequently, we believe the bond market will stay near current levels until a clear economic trend develops.

During the July quarter, we kept the Fund's duration near its benchmark level of about 4.3 years. Investments were well distributed along the yield curve. We remained invested in callable securities, but believe the call risk (which is at a level similar to the benchmark) is well managed. We also remained overweighted in US Government agency debentures, which helped boost the Fund's yield to maturity with limited credit risk. Finally, we added exposure to Federal National Mortgage Association delegated underwriting and servicing mortgage-backed securities, which also helped boost the Fund's yield, without overexposing the Fund to extensive mortgage prepayment risk.

In Conclusion

We thank you for your continued investment in Merrill Lynch Intermediate Government Bond Fund, and we look forward to discussing our outlook and strategy with you in our upcoming annual report to shareholders.

Sincerely,

/s/ Robert W. Crook

Robert W. Crook
President and Trustee


/s/ Ralph A. DeCesare

Ralph A. DeCesare
Vice President and Portfolio Manager

September 1, 1998

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1998

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee). The Fund's shareholders as of February 18, 1997 became holders of Class D Shares.

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                     Ten Years/     Standardized
                                                          12 Month       3 Month   Since Inception  30-Day Yield
                                                        Total Return  Total Return  Total Return    As of 7/31/98
=================================================================================================================
ML Intermediate Government Bond Fund Class A Shares         +6.71%        +1.77%        + 9.95%         5.03%
-----------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class B Shares         +6.21         +1.64         + 9.41          4.54
-----------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class C Shares         +6.34         +1.70         + 9.36          4.87
-----------------------------------------------------------------------------------------------------------------
ML Intermediate Government Bond Fund Class D Shares         +6.60         +1.75        +101.69+         4.93
=================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A, Class B and Class C Shares, 2/18/97; and Class D Shares, ten years ended 7/31/98.
+ Performance for Class D Shares for the period prior to 2/18/97 was when the Fund operated under a different investment objective.

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1998

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                        % Return Without        % Return With
                                          Sales Charge          Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 6/30/98                            +9.27%                +8.18%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 6/30/98                               +7.03                 +6.24
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                            % Return              % Return
                                           Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 6/30/98                            +8.79%                +7.79%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 6/30/98                               +6.68                 +6.68
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return              % Return
                                           Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 6/30/98                            +8.93%                +7.93%
--------------------------------------------------------------------------------
Inception (2/18/97)
through 6/30/98                               +6.62                 +6.62
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                        % Return Without        % Return With
                                          Sales Charge          Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 6/30/98                            +9.28%                +8.18%
--------------------------------------------------------------------------------
Five Years Ended 6/30/98+                     +5.02                 +4.81
--------------------------------------------------------------------------------
Ten Years Ended 6/30/98+                      +7.24                 +7.13
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.
+ Performance for Class D Shares for the period prior to 2/18/97 was achieved while the Fund operated under a different investment objective.

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1998

SCHEDULE OF INVESTMENTS

                                                              Face         Interest       Maturity
Issue                                                        Amount          Rate           Date           Value
=================================================================================================================
US Government & Agency Obligations--94.6%
=================================================================================================================
US Treasury Notes & Bonds                                 $1,000,000         8.875%        2/15/99    $ 1,017,810
                                                             250,000         5.625        12/31/99        250,352
                                                           2,100,000        13.375         8/15/01      2,553,474
                                                             500,000         6.625         4/30/02        517,580
                                                           1,000,000         6.50          5/31/02      1,031,720
                                                           1,750,000         6.25          2/15/03      1,797,303
                                                             800,000         7.25          5/15/04        866,128
                                                             500,000         7.25          8/15/04        542,735
                                                             750,000         7.50          2/15/05        828,045
                                                           1,000,000         5.50          2/15/08        995,620
                                                           1,000,000        10.00          5/15/10      1,239,690
=================================================================================================================
Federal Farm Credit Banks                                  1,000,000         6.27          8/04/04      1,023,590
=================================================================================================================
Federal Home Loan Banks                                    1,000,000         6.67          5/10/01      1,024,530
=================================================================================================================
Federal National Mortgage Association                      1,000,000         6.50         10/25/03      1,009,560
                                                           1,500,000         6.55          9/12/05      1,564,680
                                                             999,738         6.40          1/01/06      1,013,131
                                                           2,000,000         6.95         11/13/06      2,040,000
                                                           3,000,000         6.62         12/28/07      2,994,840
                                                           1,000,000         6.105         8/01/08        998,125
                                                             500,000         6.175         8/01/08        499,609
                                                           2,000,000         7.15          8/27/12      2,051,240
                                                           3,050,000         6.96          9/05/12      3,223,454
=================================================================================================================
Student Loan Marketing Association                         2,000,000         7.50          3/08/00      2,055,620
=================================================================================================================
Total US Government & Agency Obligations (Cost--$31,025,613)                                           31,138,836
=================================================================================================================

Face Amount                              Short-Term Securities
=================================================================================================================
US Government Agency Obligations*--3.0%
=================================================================================================================
$995,000                   Federal Home Loan Banks, 5.56% due 8/03/1998                                   995,000
=================================================================================================================
Total US Government Agency Obligations (Cost--$995,000)                                                   995,000
=================================================================================================================
Total Investments (Cost--$32,020,613)--97.6%                                                           32,133,836

Other Assets Less Liabilities--2.4%                                                                       782,509
                                                                                                      -----------
Net Assets--100.0%                                                                                    $32,916,345
                                                                                                      ===========
=================================================================================================================
Net Asset     Class A--Based on net assets of $598,728 and 61,476 shares outstanding                  $      9.74
Value:                                                                                                ===========
              Class B--Based on net assets of $5,745,531 and 589,506 shares outstanding               $      9.75
                                                                                                      ===========
              Class C--Based on net assets of $301,990 and 31,004 shares outstanding                  $      9.74
                                                                                                      ===========
              Class D--Based on net assets of $26,270,096 and 2,695,952 shares outstanding            $      9.74
                                                                                                      ===========
=================================================================================================================

* Certain US Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

Merrill Lynch Intermediate Government Bond Fund                    July 31, 1998

OFFICERS AND TRUSTEES

Robert W. Crook, President and Trustee
A. Bruce Brackenridge, Trustee
Charles C. Cabot Jr., Trustee
James T. Flynn, Trustee
Terry K. Glenn, Trustee
George W. Holbrook Jr., Trustee
W. Carl Kester, Trustee
William E. Aldrich, Executive Vice President
Christopher G. Ayoub, Senior Vice President
Michael J. Brady, Senior Vice President
William M. Breen, Senior Vice President
James J. Fatseas, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
William Wasel, Senior Vice President
Donald C. Burke, Vice President
Ann Catlin, Vice President
Ralph A. DeCesare, Vice President
Diana Frankland, Vice President
Jay C. Harbeck, Vice President
Mark E. Maguire, Vice President
Dianne F. McDonough, Vice President
Patricia A. Schena, Vice President
Barry F. X. Smith, Vice President
Karen D. Young, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Intermediate Government
Bond Fund
Box 9011
Princeton, NJ
08543-9011                                                          #IGB01--7/98

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